UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2016

CVR PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35120	56-2677689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2277 Plaza Drive, Suite 500

Sugar Land, Texas 77479

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

CVR Partners, LP (the “Partnership”) is disclosing under Item 7.01 of this Current Report on Form 8-K certain information with respect to the Partnership that has not previously been reported to the public. This information is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished and will not, except to the extent required by applicable law or regulation, be deemed filed by the Partnership for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor will any of such information or exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

The information in this Current Report on Form 8-K and the attached supplemental information contain forward-looking statements. The forward-looking statements are based on certain assumptions and analyses made by the Partnership in light of its experience and its perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of risks and uncertainties, many of which are beyond the control of the Partnership. Investors are cautioned that any such statements are not guarantees of future performances or results and that actual results or developments may differ materially from those projected in the forward-looking statements. Some of the factors that could affect actual results are described in the Partnership Annual Report on Form 10-K for the year ended December 31, 2015, as well as other risks identified from time to time in its Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. The Partnership undertakes no obligation to update or revise any forward-looking statement to reflect new information or events. Forward-looking statements in this Current Report on Form 8-K relate to, among other things, the integration of CVR Nitrogen, LP (f/k/a East Dubuque Nitrogen Partners, L.P. and f/k/a Rentech Nitrogen Partners, L.P.) and the Private Offering (as defined below) and the use of proceeds therefrom.

Item 8.01.	Other Events.

On May 31, 2016, the Partnership issued a press release announcing that, subject to market conditions, the Partnership and its indirect, wholly owned subsidiary, CVR Nitrogen Finance Corporation, intend to commence a private placement (the “Private Offering”) of $625.0 million aggregate principal amount of senior secured notes due 2023 (the “Notes”). The full text of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Supplemental information related to the Partnership.

99.2	Press release dated May 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2016

CVR Partners, LP
By: CVR GP, LLC, its general partner

By:	/s/ Susan M. Ball
Susan M. Ball
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Supplemental information related to the Partnership.

99.2	Press release dated May 31, 2016.